EXHIBIT 10.49 CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                                   SUGEN, INC.

               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK


January 19, 1996                                                  200,000 Shares


     For Value Received, SUGEN, Inc. a Delaware corporation (the "Company"), with its principal office at 515 Galveston Drive, Redwood City, California 94063, hereby certifies that Amgen Inc., a Delaware corporation ("Holder"), with its principal office at 1840 DeHavilland Drive, Thousand Oaks, California 91320, or its assigns (each of whom shall also be considered a "Holder") for good and valuable consideration, receipt of which is hereby acknowledged, is entitled, subject to the provisions of this Warrant, to purchase from the Company, the number of fully paid and nonassessable shares of Common Stock of the Company set forth above, subject to adjustment as hereinafter provided.

     Subject to Section 1(b), this Warrant shall be exercisable, in whole or in part, at any time before 5:00 p.m. (Pacific Standard Time), January 19, 2003, and shall be void thereafter.

     Holder may purchase such number of shares of Common Stock at a purchase price per share (as appropriately adjusted pursuant to Section 6 hereof) of $15.50 (the "Exercise Price"). The term "Common Stock" shall mean the aforementioned Common Stock of the Company, together with any other equity securities that may be issued by the Company in addition thereto or in substitution therefor as provided herein.

[ ] = CONFIDENTIAL TREATMENT
      REQUESTED

                                       1.

     The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock are subject to adjustment from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares."

     SECTION 1.  EXERCISE OF WARRANT.

     a. VOLUNTARY EXERCISE. This Warrant may be exercised in whole or in part (but for not less than 66,666 Warrant Shares in any one exercise unless the exercise is for the balance of the Warrant Shares purchasable hereunder) on any business day by presentation and surrender hereof to the Company at its principal office at the address set forth in the initial paragraph hereof (or at such other address as the Company may hereafter notify Holder in writing) with the Purchase Form annexed hereto duly executed and accompanied by proper payment of the Exercise Price in lawful money of the United States of America in the form of a check, subject to collection, for the number of Warrant Shares specified in the Purchase Form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant and such Purchase Form, together with proper payment of the Exercise Price, at such office, Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares.

     b.   MANDATORY EXERCISE.  In the event that, at any time after [
             ], the average of the closing prices of the Company's Common Stock on the Nasdaq National Market (or the primary national securities exchange on which the Common Stock is then quoted; provided, however, that if the Common Stock is neither traded on the Nasdaq National Market nor on a national securities exchange, the price referred to above shall be the price reflected in the over-the-counter market as reported by the National Quotation Bureau, Inc. or any organization performing a similar function) for twenty (20) consecutive
trading days, as reported in THE WALL STREET JOURNAL, equals or exceeds [     ]
of the Exercise Price, the Company, not later than thirty (30) days thereafter, may give notice to Holder to exercise the Warrant (a "Notice of Mandatory Exercise"). In the event that Holder does not exercise the Warrant in compliance with the procedures set forth in Section 1(a) within twenty (20) days from the date of the Notice of Mandatory Exercise, the Warrant shall be void thereafter.

     SECTION 2. RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved and available for issuance and delivery upon exercise of this Warrant all shares of its Common Stock or other shares of capital stock of the Company from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise in accordance with the terms of this Warrant, shall be validly issued,

[ ] = CONFIDENTIAL TREATMENT
      REQUESTED

                                       2.

fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (other than any restrictions on sale set forth herein or pursuant to applicable federal and state securities laws) and free and clear of all preemptive rights.

     SECTION 3. FRACTIONAL INTEREST. The Company will not issue a fractional share of Common Stock upon exercise of a Warrant. Instead, the Company will deliver its check for the current market value of the fractional share. The current market value of a fraction of a share is determined as follows: multiply the current market price of a full share by the fraction of a share and round the result to the nearest cent.

     The current market price of a share of Common Stock for purposes of this
Section is the last reported sales price of the Common Stock on the last trading day prior to the exercise date, as reported in THE WALL STREET JOURNAL on the Nasdaq National Market, or the primary national securities exchange on which the Common Stock is then quoted; provided, however, that if the Common Stock is neither traded on the Nasdaq National Market nor on a national securities exchange, the price referred to above shall be the price reflected in the over-the-counter market as reported by the National Quotation Bureau, Inc. or any organization performing a similar function.

     SECTION 4.  ASSIGNMENT OR LOSS OF WARRANT.

     a. ASSIGNMENT. Holder may assign its interest in this Warrant in whole or in part to any person or persons. Subject to the provisions of Section 9, upon surrender of this Warrant to the Company or at the office of its stock transfer agent or warrant agent, with the Assignment Form annexed hereto duly executed the Company shall, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees named in such instrument of assignment (any such assignee will then be a "Holder" for purposes of this Warrant) and, if Holder's entire interest is not being assigned, in the name of Holder, and this Warrant shall promptly be canceled.

     b. LOSS OF WARRANT. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnification satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

     SECTION 5. RIGHTS OF HOLDER. Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of Holder are limited to those expressed in this Warrant. Nothing contained in this Warrant shall be construed as conferring upon Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company on any matters or with respect to any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of

[ ] = CONFIDENTIAL TREATMENT
      REQUESTED
this Warrant or the interest represented hereby or the Warrant Shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised in accordance with its terms.

     SECTION 6. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the beginning of certain events, as follows:

     a. ADJUSTMENT FOR CHANGE IN CAPITAL STOCK. If at any time after the date hereof:

          i. the Company pays a dividend in Common Stock or makes a distribution on its Common Stock in shares of its Common Stock;

          ii. the Company subdivides its outstanding shares of Common Stock into a greater number of shares;

          iii. the Company combines its outstanding shares of Common Stock into a smaller number of shares;

          iv. the Company makes a distribution on its Common Stock in shares of its capital stock other than Common Stock;

          v. the Company issues by reclassification of its Common Stock any shares of its capital stock; or

          vi. the rights (the "Rights") distributed pursuant to the Rights Agreement (the "Rights Agreement") between the Company and The First National Bank of Boston, as Rights Agent, dated as of August 1, 1995, become exercisable;

then the Exercise Price in effect immediately prior to such action shall be adjusted so that Holder may receive upon exercise of this Warrant and payment of the same aggregate consideration the number and kind of shares of capital stock of the Company which Holder would have owned immediately following such action if Holder had exercised this Warrant immediately prior to such action.

     The adjustment shall become effective immediately after the record date in the case of a dividend or distribution, immediately after the effective date in the case of a subdivision, combination or reclassification, and on the Distribution Date (as defined in the Rights Agreement) in the case of the exercisability of the Rights. In the case of an adjustment for the exercisability of the Rights, there shall be another adjustment effective as of the Expiration Date (as defined in the Rights Agreement).

[ ] = CONFIDENTIAL TREATMENT
      REQUESTED

     b.   MINIMUM ADJUSTMENT.  No adjustment in the Exercise Price of this
Section 6 shall be required unless such adjustment would require an increase or decrease of at least twenty-five cents ($.25) in such Exercise Price; PROVIDED, HOWEVER, that any adjustments which by reason of this subsection are not required to be made, shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 6 shall be made to the nearest cent or to the nearest share, as the case may be.

     c. DEFERRAL OF ISSUANCE OR PAYMENT. In any case in which an event covered by this Section 6 shall require that an adjustment in the Exercise Price be made effective as of a record date, the Company may elect to defer until the occurrence of such event (A) issuing to Holder, if this Warrant is exercised after such record date, the shares of Common Stock and other capital stock of the Company, if any, issuable upon such exercise over and above the shares of Common Stock or other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment, and (B) paying to Holder by check any amount in lieu of the issuance of fractional shares pursuant to Section 3.

     d. WHEN NO ADJUSTMENT REQUIRED. No adjustment need be made for a change in the par value or no par value of the Common Stock. To the extent this Warrant becomes exercisable into cash, no adjustment need be made thereafter as to the cash, and interest will not accrue on the cash.

     e.   NOTICE OF CERTAIN ACTIONS.  In the event that:

          i. the Company shall authorize the issuance to all holders of its Common Stock of rights, warrants, options or convertible securities to subscribe for or purchase shares of its Common Stock or of any other subscription rights, warrants, options or convertible securities; or

          ii. the Company shall authorize the distribution to all holders of its Common Stock of evidences of its indebtedness or assets (other than dividends paid in or distributions of the Company's capital stock for which the Exercise Price shall have been adjusted pursuant to subsection (a) of this
Section 6 or cash dividends or cash distributions payable out of consolidated current or retained earnings as shown on the books of the Company and paid in the ordinary course of business); or

          iii. the Company shall authorize any capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in par value of the Common Stock) or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or change of the Common Stock outstanding), or of the conveyance or transfer of the properties and assets of the Company

[ ] = CONFIDENTIAL TREATMENT
      REQUESTED
as an entirety or substantially as an entirety, or a tender offer or exchange offer for shares of Common Stock; or

          iv. the Company is the subject of a voluntary or involuntary dissolution, liquidation or winding-up procedure; or

          v. the Company proposes to take any action that would require an adjustment of the Exercise Price pursuant to this Section 6;

then the Company shall cause to be duly given to Holder, at least twenty (20) days prior to the applicable record or effective date hereinafter specified for actions of the character described in this subsection (e) (or as soon as practicable for actions of the character described in subsection (a) of this
Section 6), a notice stating (w) the date as of which the holders of Common Stock of record to be entitled to receive any such rights, warrants or distributions are to be determined, (x) the expiration date established for any tender offer or exchange offer for shares of Common Stock, (y) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up, or (z) the record date or effective date of any other action.

     f. NO ADJUSTMENT AFTER EXERCISE OF WARRANT. No adjustments shall be made under any Section herein in connection with the issuance of Warrant Shares after exercise of this Warrant.

     SECTION 7. OFFICERS' CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of Section 6, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office an officers' certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officers' certificate shall be signed by the chairperson, president or chief financial officer of the Company and by the secretary or any assistant secretary of the Company. Each such officers' certificate shall be made available at all reasonable times for inspection by Holder.

     SECTION 8. RECLASSIFICATION, REORGANIZATION, CONSOLIDATION OR MERGER. In the event of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or in the event of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in the event of any sale, lease, transfer

[ ] = CONFIDENTIAL TREATMENT
      REQUESTED
or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been received upon exercise of this Warrant immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale or conveyance. Any such provision shall include provisions for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 8 shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization, or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for, or of, a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of subsection (a) of Section 6.

     SECTION 9. TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933. This Warrant may not be exercised and neither this Warrant nor any of the Warrant Shares, nor any interest in either, may be offered, sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, in whole or in part, except in compliance with applicable United States federal and state securities or Blue Sky laws and the terms and conditions hereof. Each Warrant shall bear a legend in substantially the same form as the legend set forth on the first page of this Warrant. Each certificate for Warrant Shares issued upon exercise of this Warrant, unless at the time of exercise such Warrant Shares are acquired pursuant to a registration statement that has been declared effective under the Securities Act of 1933, as amended (the "Securities Act"), and applicable blue sky laws, shall bear a legend substantially in the following form:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

[ ] = CONFIDENTIAL TREATMENT
      REQUESTED

Any certificate for any Warrant Shares issued at any time in exchange or substitution for any certificate for any Warrant Shares bearing such legend (except a new certificate for any Warrant Shares issued after the acquisition of such Warrant Shares pursuant to a registration statement that has been declared effective under the Securities Act) shall also bear such legend unless, in the opinion of counsel for the Company, the Warrant Shares represented thereby need no longer be subject to the restriction contained herein. The provisions of this Section 9 shall be binding upon all subsequent holders of certificates for Warrant Shares bearing the above legend and all subsequent holders of this Warrant, if any.

     SECTION 10.  REGISTRATION RIGHTS.

     (a)  DEMAND REGISTRATION.

          (i) If the Company shall receive a written request from Holder that the Company file a registration statement under the Securities Act covering the registration of at least 100,000 Warrant Shares (a "Demand Registration"), the Company shall, subject to the limitations set forth below, as soon as practicable, use its reasonable efforts to effect such Demand Registration of the Warrant Shares requested to be registered; PROVIDED, that the Company shall not be required to effect more than one Demand Registration hereunder. A registration will not count as a Demand Registration until it has become effective.

         (ii) If Holder intends to sell its Warrant Shares by means of an underwriting (whether on a "best efforts" or a "firm commitment" basis), it shall so advise the Company as part of its request, and the Company's Board of Directors shall select the managing underwriter for such offering; provided, that such managing underwriter shall be reasonably satisfactory to Holder. Without the consent of Holder, the Company shall not permit any securities, other than those requested by Holder and those requested by other holders of the Company's securities having registration rights as of the date of this Warrant, to be included in the underwritten offering.

        (iii) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration:

               (A) Within 90 days after the effective date of any registration statement effected by the Company, whether for its own account or for the account of others; or

               (B) If the Company shall furnish to Holder a certificate signed by the Company's Chairman, Chief Executive Officer or President stating that in good faith judgment of the Company it would be seriously detrimental or otherwise disadvantageous to the Company or its shareholders for such a registration statement to be filed as expeditiously as possible, the Company shall have a period of not more than 120 days within which to file such registration statement measured from the date of the Company's receipt of such Holder's request for

[ ] = CONFIDENTIAL TREATMENT
      REQUESTED
registration in accordance with subsection (a) of Section 10 hereof; PROVIDED, HOWEVER, that the Company may not utilize this right more than once.

         (iv)  Whenever Holder requests that any Warrant Shares be registered:

               (A) The Company will use reasonable efforts to prepare and file with the Securities and Exchange Commission (the "Commission") as expeditiously as possible a registration statement on Form S-3, if available, or on any form for which the Company then qualifies and which counsel for the Company shall deem appropriate and available for the sale of the Warrant Shares to be registered thereunder in accordance with the intended method of distribution thereof, and use its reasonable efforts to cause such filed registration statement to become and remain continuously effective for a period of not less than three months (extended, if necessary by the number of days the effectiveness of the registration statement is suspended during such three-month period) or such shorter period in which the disposition of all securities in accordance with the intended methods of disposition set forth in such registration statement shall be completed, and to comply with the provisions of the Securities Act (to the extent applicable to the Company) with respect to such dispositions.

               (B) The Company will furnish to Holder and each managing underwriter, if any, such number of copies of such registration statement, or any amendment or supplement thereto (in each case including all exhibits thereto) and the prospectus included in such registration statement (including each preliminary prospectus), in each case in conformity with the requirements of the Securities Act, as Holder or underwriter may reasonably request in order to facilitate the sale of the Warrant Shares.

               (C) The Company will use reasonable efforts to qualify the Warrant Shares covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions in the United States as shall be reasonably requested by Holder; PROVIDED that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to services of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

               (D) The Company shall cause all such Warrant Shares registered pursuant to or covered by such registration to be listed on each U.S. securities exchange or quotation system on which similar securities issued by the Company are then listed.

               (E) The Company will as promptly as is practicable notify Holder, at any time when a prospectus relating to the sale of the Warrant Shares is required by law to be delivered in connection with sales by an underwriter or dealer, of the occurrence of any event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Warrant Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or

[ ] = CONFIDENTIAL TREATMENT
      REQUESTED
necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and promptly make available to Holder and to the underwriters any such supplement or amendment. Holder agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in the preceding sentence, Holder will forthwith discontinue the offer and sale of Warrant Shares pursuant to the registration statement covering such Warrant Shares until receipt by Holder and the underwriters of the copies of such supplemented or amended prospectus and, if so directed by the Company, Holder will deliver to the Company all copies, other than permanent file copies then in Holder's possession, of the most recent prospectus covering such Warrant Shares at the time of receipt of such notice.

               (F) The Company will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the sale of such Warrant Shares.

               (G) The Company will use its reasonable efforts to obtain a cold comfort letter from the Company's independent public accountants, in customary form and covering such matters of the type customarily covered by cold comfort letters in such transactions.

               (H) The Company will make available for inspection by Holder, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by Holder, underwriter, attorney, accountant or agent in connection with such registration statement.

          (v) Expenses incurred in connection with the Company's performance of or compliance with this subsection 10(a), with respect to: (A) all registration and filing fees (including for filings with the Commission or the National Association of Securities Dealers, Inc.), (B) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Warrant Shares), (C) printing expenses, (D) fees and expenses incurred in connection with the listing of the Warrant Shares and (E) fees and expenses of counsel for the Holder (all such expenses being herein called "Demand Registration Expenses"), shall be paid by the Holder regardless of whether a registration statement becomes effective; provided, however, that all such Demand Registration Expenses, except filing and qualification expenses and fees and disbursements of counsel for Holder, shall be borne by the Company in the event that the registration is effected on Form S-3 (or any comparable or successor of such form) or would have been effected on Form S-3 (or any comparable or successor of such form) except for the failure of the Company to comply with the rules and regulations necessary to be eligible to use such form. In any event,

[ ] = CONFIDENTIAL TREATMENT
      REQUESTED

Holder shall pay underwriting fees, discounts or commissions attributable to the sale of Warrant Shares and any out-of-pocket expenses it incurs.

     (b)  PIGGYBACK REGISTRATION.

          (i) If at any time the Company proposes to file a registration statement under the Securities Act with respect to any offering of any of its equity securities (other than a registration statement (i) on Form S-8 or any successor form to such Form or (ii) filed in connection with an exchange offer or an offering of its Common Stock or of securities convertible or exchangeable into its Common Stock), whether or not for its own account, then the Company shall give written notice of such proposed filing to Holder by personal delivery, facsimile transmission (receipt verified) or express courier service, as soon as practicable but not less than 10 days before the anticipated filing date. Such notice shall offer Holders the opportunity to register such amount of Warrant Shares as Holders may request (a "Piggyback Registration"). Subject to the provisions of subsection (ii) below, the Company shall include in each such Piggyback Registration all Warrant Shares with respect to which the Holder has duly given Company written notice by personal delivery, facsimile transmission (receipt verified) or express courier service for inclusion therein within 5 business days after notice has been duly given to the Holder. Holders shall be permitted to withdraw all or any part of the Warrant Shares from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

         (ii) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall cause the managing underwriter or underwriters of a proposed underwritten offering to permit Holders of Warrant Shares requested to be included in the Registration for such offering to include all such Warrant Shares in such offering on the same terms and conditions as any similar securities, if any, of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering deliver(s) a written opinion to the Holders of Warrant Shares that the total amount of securities which such Holders, the Company, and any other persons or entities having registration rights intend to include in such offering is such as to materially and adversely affect the success of such offering, then the amount of securities to be offered (i) for the account of Holders of Warrant Shares on the one hand (allocated PRO RATA among such Holders on the basis of the number of shares of Warrant Shares to be included therein by each such Holder), and (ii) for the account of all other such persons and entities (other than the Company) on the other hand (allocated PRO RATA among such holders on the basis of the number of shares of securities to be included therein by each person or entity), shall be reduced or limited PRO RATA in proportion to their respective number of shares of securities to be registered to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters.

[ ] = CONFIDENTIAL TREATMENT
      REQUESTED

        (iii) Whenever Warrant Shares are included in a Piggyback Registration, the Company and Holder will comply with the procedures set forth in paragraphs
(B) through (H) of subsection (a)(iv) of this Section 10.

         (iv) Expenses incurred by the Company in connection with the Company's performance of or compliance with this subsection 10(b), with respect to:
(A) all registration and filing fees (including for filings with the Commission or the National Association of Securities Dealers, Inc.), (B) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Warrant Shares), (C) printing expenses, (D) fees and expenses incurred in connection with the listing of the Warrant Shares, and (E) fees and expenses of counsel and independent certified public accountants for the Company shall be paid by the Company regardless of whether a registration statement becomes effective. Holder shall pay any other expenses, including but not limited to, underwriting fees, discounts or commissions attributable to the sale of Warrant Shares and any out-of-pocket expenses it incurs.

     (c) The Company hereby agrees to indemnify and hold harmless, to the extent permitted by law, Holder, directors and employees, if any, and each person, if any, who controls Holder within the meaning of the Securities Act, against all losses, claims, damages, liabilities and expenses (under the Securities Act, applicable state securities laws, common law or otherwise) caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented if the Company has furnished any amendments or supplements thereto) or any preliminary prospectus, which registration statement, prospectus or preliminary prospectus shall be prepared in connection with a Demand Registration or a Piggyback Registration, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or alleged untrue statement contained in or by any omission or alleged omission from information furnished in writing to the Company by Holder in connection with a Demand Registration or a Piggyback Registration, provided the Company will not be liable pursuant to this subsection (c) of Section 10 if such losses, claims, damages, liabilities or expenses have been caused by
(A) Holder's failure to deliver a copy of the registration statement or prospectus, or any amendments or supplements thereto, after the Company has furnished Holder with a sufficient amount of copies of the same or (B) any untrue statement or omission based upon information furnished to the Company by Holder for use in connection with the offering of securities.

     (d) In connection with any registration statement in which Holder is participating, Holder shall furnish to the Company in writing such information as is reasonably requested by the Company for use in any such registration statement or prospectus and shall indemnify, to the extent permitted by law, the Company, its directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement

[ ] = CONFIDENTIAL TREATMENT
      REQUESTED
of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent such losses, claims, damages, liabilities or expenses are caused by an untrue statement or alleged untrue statement contained in or by an omission or alleged omission from information so furnished in writing by Holder in connection with the Demand Registration or a Piggyback Registration; provided that Holder shall not be liable under this subsection (d) of Section 10 for any amounts exceeding the product of (x) the offering price per share of Warrant Shares pursuant to the registration statement in which Holder is participating, multiplied by (y) the number of Warrant Shares being sold by Holder pursuant to such registration statement. If the offering pursuant to any such registration is made through underwriters, Holder agrees to enter into an underwriting agreement in customary form with such underwriters and to indemnify such underwriters, their officers and directors, if any, and each person who controls such underwriters within the meaning of the Securities Act to the same extent as hereinabove provided with respect to indemnification by Holder of the Company.

     (e) Promptly after receipt by an indemnified party under subsections (c) or (d) of Section 10 of notice of the commencement of any action or proceeding, such indemnified party will, if a claim in respect thereof is made against the indemnifying party under such Section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under such Section. In case any such action or proceeding is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such Section for any legal or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof (other than reasonable costs of investigation) unless incurred at the written request of the indemnifying party. Notwithstanding the above, the indemnified party will have the right to employ counsel of its own choice in any such action or proceeding if the indemnified party has reasonably concluded that there may be defenses available to it which are different from or additional to those of the indemnifying party, or counsel to the indemnified party is of the opinion that it would not be desirable for the same counsel to represent both the indemnifying party and the indemnified party because such representation might result in a conflict of interest (in either of which cases the indemnifying party will not have the right to assume the defense of any such action or proceeding on behalf of the indemnified party or parties and such legal and other expenses will be borne by the indemnifying party). An indemnifying party will not be liable to any indemnified party for any settlement of any such action or proceeding effected without the consent of such indemnifying party.

[ ] = CONFIDENTIAL TREATMENT
      REQUESTED

     (f)  If the indemnification provided for in subsections (c) or (d) of
Section 10 is unavailable under applicable law to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault.

     (g) The Company may require, as a condition precedent to its registration obligations under this Section 10, that Holder promptly furnish in writing to the Company such information regarding Holder, the plan of distribution of the Warrant Shares and other information as the Company may from time to time reasonably request or as may be legally required in connection with such registration.

     (h) The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and it will take such further action as Holder may reasonably request, all to the extent required from time to time to enable Holder to sell Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or
(b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of Holder, the Company will deliver to Holder a written statement as to whether it has complied with such information and requirements.

     SECTION 11.  "MARKET STAND-OFF" COVENANT.   Holder hereby agrees that,
during the period of duration specified by the Company and the managing underwriter of Common Stock in an underwritten offering following the effective date of any registration statement of the Company filed under the Securities Act (not exceeding 180 days or such longer period as may be required by law or regulation), it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale or grant any option to purchase or otherwise transfer or dispose of) (other than to donees who agree to be similarly bound) any Warrant Shares at any time during such period except Warrant Shares which may be included in such registration; PROVIDED, HOWEVER, that:

     (a) such agreement shall be applicable only to any such registration statement of the Company which covers Common Stock to be sold on its behalf to the public in an underwritten offering;

     (b) all executive officers and directors of the Company will enter into similar agreements; and

     (c)  such agreement shall expire five years after the date hereof.

[ ] = CONFIDENTIAL TREATMENT
      REQUESTED

     SECTION 12. MODIFICATION AND WAIVER. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated other than by an instrument in writing signed by the Company and by Holder.

     SECTION 13. NOTICES. Except as otherwise provided herein, any notice, request or other document required or permitted to be given or delivered to Holder or the Company shall be given in writing and shall be deemed effectively given if delivered personally or by facsimile transmission (receipt verified), mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by express courier service, at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant.

     SECTION 14. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California, without regard to its conflicts of laws principles.

     SECTION 15. NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holder in this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Holder hereunder do not in any way conflict with and are not inconsistent with the rights granted to any holders of the Company's securities under any prior agreement.

     SECTION 16. ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Warrant, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

     IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer and to be dated as of January 19, 1996.


                                SUGEN, INC.



                                By:  /S/ James L. Tyree
                                   -------------------------------------------

                                Its:  President
                                    ------------------------------------------

[ ] = CONFIDENTIAL TREATMENT
      REQUESTED

                                  PURCHASE FORM


                                              Dated                       ,
                                                    ----------------------  ----

     The undersigned hereby irrevocably elects to exercise the within Warrant to purchase ________ shares of Common Stock and hereby makes payment of $__________ in payment of the exercise price thereof.


                                   AMGEN INC.



                                   By:
                                       ----------------------------------------

                                   Print Name:
                                               --------------------------------

                                   Title:
                                          -------------------------------------

[ ] = CONFIDENTIAL TREATMENT
      REQUESTED

                                 ASSIGNMENT FORM


                                          Dated                       ,
                                                ----------------------  --------


     FOR VALUE RECEIVED, Amgen Inc. hereby sells, assigns and transfers unto __________________________________________________________ (the "Assignee"),
               (please type or print in block letters)

________________________________________________________________________________
                                (insert address)
its right to purchase up to ________ shares of Common Stock represented by this Warrant and does hereby irrevocably constitute and appoint _____________________ attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.


                                   AMGEN INC.



                                   By:
                                       ----------------------------------------

                                   Print Name:
                                               --------------------------------

                                   Title:
                                          -------------------------------------


[ ] = CONFIDENTIAL TREATMENT
      REQUESTED